UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2005

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27867
(Commission File Number)

87-0533626
(IRS Employer Identification No.)

3311 N. Kennicott Ave., Suite A
Arlington Heights, IL 60004
(Address of principal executive offices)(Zip Code)

847-818-6360
Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 15, 2004, TechAlt, Inc., a Nevada corporation ("TechAlt" or the "Company"), entered into a Secured Convertible Promissory Note with a face value of $1,150,000 (the "Note") with Services By Designwise, Ltd. ("SBD") in connection with the settlement of certain disputed matters. Pursuant to the Note, SBD is entitled to receive interest only payments quarterly on the first business day of each of March, June, September and December (the “Interest Payments”). In the event the Company fails to pay SBD the Interest Payments as provided in the Note, which failure is not cured within five business days, SBD may declare the Note mature, and all sums due and owing thereunder immediately payable (“Acceleration”).

In connection with the settlement of disputed matters between the Company and SBD, the Company also entered into a Security Agreement with SBD. Pursuant to the Security Agreement, until all obligations of the Company pursuant to the settlement documents as they relate to Paul Masanek (“Masanek”) and SBD have been satisfied, SBD and Masanek have a security interest in the Company's accounts, accounts receivable, goods, equipment, inventory, machinery, fixtures, cash, securities, all intellectual property including trademarks, service marks, trade names, copyrights, patents, licenses, including patent licenses, contracts, and other tangible and intangible property together with all the additions, substitutions, increments, proceeds and products, whether now owned or later acquired. The security interest granted pursuant to the Security Agreement is subordinate to the Company’s line of credit for up to $2,000,000 with Hinsdale Bank & Trust.

On June 30, 2005 the Company received a letter from SBD claiming that the Company had defaulted on its payment obligations under the Note and that SBD has the right to accelerate the full payment of the $1,150,000. The Company engaged in discussions with SBD to resolve its claim of default and acceleration. Discussions have been ongoing up and until the day of the filing of this Form 8-K. However, on July 22, 2005, the Company received a letter from SBD’s legal counsel demanding possession of “all accounts, accounts receivable, goods, equipment, inventory, machinery, fixtures, cash, securities, all intellectual property, including trademarks, services marks, trade names, copyrights, patents, licenses, including patent licenses, contracts and other tangible and intangible property.”

The Company believes SBD’s demand to be legally defective and without force or effect and intends to defend itself vigorously against any attempts by Masanek and/or SBD to secure possession of the Company’s assets, in addition to pursuing in a court of law, if necessary, SBD, Masanek and his associates in connection with certain actions taken by them prior to the July 22, 2005 letter.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The Exhibits to this Form 8-K are listed in the Exhibit Table set forth below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHALT, INC.
(Company)

Date: July 22, 2005	By:	/s/ David M. Otto
By: David M. Otto
Its: Secretary

Exhibit Table

Exhibit No.	Description	Location
4.1	Form of Secured Convertible Promissory Note	Incorporated by reference to the Form SB-2 Registration Statement filed on April 13, 2005

10.1	Form of Security Agreement	Incorporated by reference to the Form 8-K filed on December 21, 2004